CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH PORTIONS ARE MARKED AS INDICATED WITH BRACKETS (“[***]”) BELOW

FIRST AMENDMENT TO JOINT MARKETING AGREEMENT

THIS FIRST AMENDMENT TO JOINT MARKETING AGREEMENT (this “Amendment”), effective as of August 1, 2019 (“Amendment Effective Date”), is by and between EF Marketing, LLC, a Delaware limited liability company (“EM”) and FinWise Bank, a Utah state chartered bank (“FB”).

Recitals

A.    EM and FB entered into that certain Joint Marketing Agreement, dated October 15, 2018 (“Original Agreement”).

B.    The Parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows.

Agreement

1.Amendments.
(a)The following Section 2(n) shall be added to the Original Agreement:
“(n)    To assist EM to perform its oversight, risk management and compliance management responsibilities with respect to the Program, EM shall provide FB with reasonable access to EM’s loan application and performance data which are related to the Program, internal and external audits which are related to the Program and publicly-available liquidity and funding information.”
(b)The following shall be added to the last sentence of Section 2(l) of the Original Agreement:
“At the request of FB, EM shall provide a current copy or summary of the DRP. At least once per annum, EM shall test its DRP to ensure compliance with this Agreement and provide a reasonably detailed written summary of the results of such testing. EM shall not amend the DRP in a manner that knowingly materially increases the risks of disruptions and delays of its services without the consent of the FB. Reinstating the services contemplated under this Agreement shall receive as high a priority as reinstating the similar services provided to EM’s affiliates and other customers.”
(c)Section (2)(h)(vi) of the Original Agreement is hereby deleted, in its entirety, and replaced with the following:
“(vi)    Throughout the Term, EM (or its Affiliates on its behalf) shall maintain in full force and effect (A) comprehensive general liability (including contractual liability), bodily injury, property damage and advertising injury, the limit of which shall not be less than a combined single limit of $[***] per occurrence, (B) statutorily required workers compensation coverage of $[***], (C) employee theft and dishonesty insurance coverage with respect to EM's premises only of $[***] per occurrence, (D) umbrella liability coverage with a limit of at least $[***] per occurrence and aggregate, (E)

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professional liability/errors and omissions coverage with a limit of not less than $[***] per occurrence and aggregate, and (F) cyber liability insurance coverage of not less than $[***]. Depending on the number of Loans originated by FB under the Program, the foregoing policy limits shall be increased to such amount as required or requested by any Governmental Authority, as is commercially reasonable based on market conditions, market practice and good faith estimates by the parties of necessary insurance coverage. On or about the Effective Date and upon the request of FB not more than once per calendar year, EM shall provide a certificate of insurance coverage to FB evidencing EM’s compliance with the provisions hereof. FB reserves the right to request EM to obtain a separate insurance policy for crime liability of not less than $[***] and EM agrees to obtain such a policy within six (6) months of receipt of such request from FB.”
(d)Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meanings as set forth in Original Agreement. The Agreement means the Original Agreement as amended by this Amendment.
2.Entire Agreement. The Original Agreement, as amended by this Amendment, constitutes the entire understanding and agreement among the parties regarding the specific subject matter hereof. Except as specifically amended by this Amendment, the Original Agreement is ratified and confirmed in all respects.
3.Signatures. This Amendment may be executed in multiple counterparts, all of which together shall constitute one and the same instrument. Signatures received by facsimile, PDF file or other electronic format shall be deemed to be original signatures.
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IN WITNESS WHEREOF, the undersigned have executed this Amendment with an effective date as of the Amendment Effective Date.

EFSPV:
EF Marketing, LLC
By:	/s/ Chris Lutes
Name:	Chris Lutes
Title:	CFO

FB:
FinWise Bank
By:	/s/ David Tilis
Name:	David Tilis
Title:	SVP

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